BT PYRAMID MUTUAL FUNDS
BT PreservationPlus Fund (Investment Class, Institutional Class, Service Class, Institutional Service Class)
PROSPECTUS DATED NOVEMBER 30, 1998

SUPPLEMENT DATED JUNE 15, 1999, REPLACING SUPPLEMENT DATED MARCH 29, 1999

THE FOLLOWING REPLACES THE SECOND PARAGRAPH OF THE SECTION "THE FUND IN DETAIL" IN THE FUND'S PROSPECTUSES:

The Portfolio's investment objective is a high level of current income while seeking to maintain a stable value per Share. The Portfolio expects to invest at least 65% of its net assets in fixed income securities ("Fixed Income Securities") of varying maturities rated, at the time of purchase, in one of the top three long-term rating categories by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Duff & Phelps Credit Rating Co., or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by Bankers Trust in its sole discretion.

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE TRUSTS" IN THE FUND'S
PROSPECTUSES:

Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

                                      * * *
On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIPS:          055847842         055847834        055847818         055847826